Exhibit 99.1
GLG PARTNERS REPORTS SECOND QUARTER 2007 EARNINGS
•	Net income of $309 million; Adjusted net income of $125 million, up 106% from Q2 2006

•	Net assets under management of $18.6 billion, up 38% from Q2 2006

•	Total inflows of $1.7 billion during Q2 2007, including managed account inflows and gross fund-based inflows
London, August 3, 2007 — GLG Partners (GLG), a leading alternative asset manager, today reported net income of $309 million for the quarter ended June 30, 2007 and $329 million for the first half of 2007. Adjusted net income (net income less limited partner profit share) was $125 million, up 106% year-over-year, for the quarter ended June 30, 2007 and $139 million, up 89% year-over-year, for the first half of 2007.
GLG’s net assets under management as of June 30, 2007 reached $18.6 billion (net of assets invested from other GLG managed funds), up 16% from March 31, 2007 and 38% from June 30, 2006. GLG’s gross assets under management (including assets invested from other GLG managed funds) were $21.5 billion at June 30, 2007, up 15% from March 31, 2007 and 38% from June 30, 2006. A combination of strong performance across the GLG managed funds and healthy inflows drove the growth in assets under management (AUM) as set forth below in Table 1.
“The second quarter saw strong performance across the funds we manage, as well as continued growth in inflows”, said Noam Gottesman, Founder, Managing Director and Co-CEO of GLG. “This strong performance, together with the recently announced transaction with Freedom Acquisition Holdings and strategic investments by Istithmar and Sal. Oppenheim, position us well for the future expansion and growth of our business.”

Table 1: Assets Under Management
(USD in millions)

	As of June 30,
	2007	2006

Gross Fund-Based AUM	$19,485	$14,351
Managed Accounts AUM	1,843	937
Cash and Other Securities	194	339
Gross AUM	$21,522	$15,627
YoY % Change	38%
Net AUM	$18,585	$13,467
YoY % Change	38%

	Three Months Ended June 30,		Six Months Ended June 30,
	2007	2006	2007	2006
Opening Gross Fund-Based AUM	$17,060	$12,934	$16,053	$11,484
Fund-based inflows (net of redemptions)	1,393	1,407	1,552	1,613
Fund-based net performance (gains net of losses)	1,032	10	1,880	1,254

Closing Gross Fund-Based AUM	$19,485	$14,351	$19,485	$14,351

% of Opening Gross Fund-Based AUM
Gross Fund-based inflows (net of redemptions)	8.2%	10.9%	9.7%	14.0%
Gross Fund-based net performance (gains net of losses)	6.0%	0.1%	11.7%	10.9%

Opening Managed Accounts AUM	$1,398	$505	$1,233	$335
Inflows (net of redemptions)	351	536	419	670
Net performance (gains net of losses)	94	(104)	191	(68)

Closing Managed Accounts AUM	$1,843	$937	$1,843	$937

% of Opening Managed Accounts AUM
Inflows (net of redemptions)	25.1%	106.1%	34.0%	200.0%
Net Performance (gains net of losses)	6.7%	(20.6%)	15.5%	(20.3%)
Note: Net performance is based on both opening AUM and inflows during the period and can be influenced by heavy inflows.
Financial Summary
For Q2 2007, net revenues and other income was up 84% to $418 million compared to $227 million in the same quarter last year, primarily due to increased management and performance fees as a result of strong inflows and solid performance across the GLG managed funds. First half 2007 net revenues and other income increased 77% over the first half of 2006 to $491 million.
Performance fees rose 97% year-over-year in Q2 2007 to $341 million on a 37% rise in average net AUM from the same quarter last year. It is our practice to recognize

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performance fees when they crystallize, generally on June 30 and December 31 of each year. Accordingly, Q2’s performance fees largely reflect first half performance.
Management and administration fees totaled $77 million, or 1.8% of average net AUM for Q2 2007, increases of 42% and 6 basis points (bps), respectively, from Q2 2006. For the first half of 2007, management and administration fees totaled $147 million, or 1.8% of average net AUM, increases of 49% and 10 bps, respectively, over the first half of 2006.
The total level of comprehensive limited partner profit share, compensation and benefits (“PSCB”) rose by 72% for Q2 2007 to $241 million, although this represented a reduction of 420 bps to 58% when expressed as a percentage of revenues for the same period last year. PSCB is a financial measure not prepared under U.S. generally accepted accounting principles, or GAAP, and includes limited partner profit share as described below under “Non-GAAP Financial Measures.” Employee compensation and benefits for Q2 2007 fell by 36% to $57 million compared to $88 million in the same quarter last year, as certain key employees ceased to be employees when GLG established its limited partner profit share arrangement at the end of Q2 2006.
Please note that compensation expense and limited partner profit share tied to fund performance is only recognized when the related performance fees crystallize, generally on June 30 and December 31 of each year. Consequently, the portion of Q2’s compensation expense and limited partner profit share tied to performance largely reflects first half performance.
PSCB for the first half of 2007 rose by 64% to $272 million but fell by roughly 455 bps to 55% when expressed as a percentage of revenues when compared with the same period a year ago. Employee compensation and benefits for the first half of 2007 fell by 29% year-over-year to $82 million as a result of certain key personnel ceasing to be employees when GLG established its limited partner profit share arrangement at the end of June 2006.
General, administrative, and other expenses for Q2 2007 increased 78% year-over-year to $28 million but fell slightly as a percentage of revenues to 6.7%. For the first half of 2007, these expenses rose 97% year-over-year to $54 million, or by 110 bps to 11% when expressed as a percentage of revenues, reflecting increases in operating costs due to significant growth in the business as well as certain one-time costs.
“We extended our record of strong performance across the funds we manage while continuing to build the scale of our operations to accommodate growth”, said Emmanuel Roman, Co-CEO and Managing Director of GLG.

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Investor/Analyst Conference Call and Webcast
GLG will be hosting a conference call for investors and analysts today at 11:00 AM EDT (New York City) / 4:00 PM BST (Guernsey/London). The dial-in number for the live conference call is +1 334 323 6203 in the US or +44 (0)20 7162 0125 in the UK. To access a webcast of the conference call, please register via GLG’s website www.glgpartners.com.
The conference call replay can be accessed by dialing +1 954 334 0342 in the US or +44 (0)20 7031 4064 in the UK and entering access code #760644. The webcast replay of the conference call will also be available on the Company’s website at www.glgpartners.com. Both the dial-in and webcast replay of the call will be available beginning on August 3, 2007 at 2pm EST or 7pm BST until August 13th.
About GLG
GLG, the largest independent alternative asset manager in Europe and one of the largest in the world, offers its base of long-standing prestigious clients a diverse range of investment products and account management services. GLG’s focus is on preserving client’s capital and achieving consistent, superior absolute returns with low volatility and low correlations to both the equity and fixed income markets. Since its inception in 1995, GLG has built on the roots of its founders in the private wealth management industry to develop into one of the world’s largest and most recognized alternative investment managers, while maintaining its tradition of client-focused product development and customer service. As of June 30, 2007, GLG managed gross AUM of over $21 billion.
Forward-looking Statements
This press release contains statements relating to future results that are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those projected as a result of certain risks and uncertainties. These risks and uncertainties include, but are not limited to: market conditions for GLG managed investment funds; performance of GLG managed investment funds, the related performance fees and the associated impacts on revenues, net income, cash flows and fund inflows/outflows; the cost of retaining GLG’s key investment and other personnel or the loss of such key personnel; risks associated with the expansion of GLG’s business in size and geographically; operational risk; litigation and regulatory enforcement risks, including the diversion of management time and attention and the additional costs and demands on GLG’s resources; risks related to the use of leverage, the use of derivatives, interest rates and currency fluctuations; costs related to the proposed acquisition; failure to obtain the required approvals of stockholders of Freedom Acquisition Holdings, Inc. for the proposed acquisition transaction; and risks that the closing of the transaction is substantially delayed or that the transaction does not close, as well as other risks and uncertainties, including those set forth in the preliminary proxy statement filed by Freedom with the Securities and Exchange Commission on July 12, 2007. These forward-looking statements are made only as of the date hereof, and GLG undertakes no obligation to update or revise the

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forward-looking statements, whether as a result of new information, future events or otherwise.
Contacts:
Investors/analysts:

GLG:	Simon White
Chief Financial Officer
+44 (0)20 7016 7000
simon.white@glgpartners.com

Michael Hodes
Acting Director of Investor Relations
+1 212 224 7223
michael.hodes@glgpartners.com

Media:

Finsbury:	Rupert Younger/Amanda Lee
+44 (0)20 7251 3801
rupert.younger@finsbury.com
amanda.lee@finsbury.com

Andy Merrill
+ 1 212 303 7600
andy.merrill@finsbury.com

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GLG
Unaudited Combined Statement of Operations
(USD in thousands)

	Three Months Ended
	June 30,
			%
	2007	2006	Change

Net revenues and other income

Management fees	$62,991	$45,679	38%
Performance fees	340,512	172,695	97%
Administration fees	14,036	8,500	65%
Other	471	(271)	NM

Total net revenues and other income	418,010	226,603	84%

Expenses

Employee compensation and benefits	(56,518)	(88,404)	(36%)
General, administrative and other	(27,979)	(15,696)	78%

	(84,497)	(104,100)	(19%)

Income from operations	333,513	122,503	172%
Interest income, net	171	939	(82%)

Income before income taxes	333,684	123,442	170%
Income taxes	(25,031)	(11,499)	118%

GAAP Net income	$308,653	$111,943	176%

	Six Months Ended
	June 30,
	2007	2006	% Change

Net revenues and other income

Management fees	$120,334	$82,971	45%
Performance fees	343,032	175,946	95%
Administration fees	26,680	15,921	68%
Other	970	2,023	NM

Total net revenues and other income	491,016	276,861	77%

Expenses

Employee compensation and benefits	(81,566)	(114,459)	(29%)
General, administrative and other	(53,743)	(27,285)	97%

	(135,309)	(141,744)	(5%)

Income from operations	355,707	135,117	163%
Interest income, net	1,647	2,574	(36%)

Income before income taxes	357,354	137,691	160%
Income taxes	(28,286)	(13,000)	118%

GAAP Net income	$329,068	$124,691	164%

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GLG
Unaudited Combined Balance Sheet
(USD in thousands)

	As of June 30,	As of December 31,
	2007	2006
Assets

Cash and cash equivalents	$130,268	$273,148
Investments	154	201
Fees receivable	380,157	251,963
Prepaid expenses and other assets	27,418	25,944

Property and equipment (net of accumulated depreciation and amortization of $10,972 and $10,117 respectively)	8,980	6,121

Total Assets	$546,977	$557,377

Liabilities and Members’ Equity

Current Liabilities
Rebates and sub-administration fees payable	$26,147	$19,146
Accrued compensation and benefits	47,702	102,507
Income taxes payable	29,130	25,094
Distributions payable	70,694	9,310
Accounts payable and other accruals	16,388	19,716
Other liabilities	3,653	5,100

Total Current Liabilities	193,714	180,873

Non-Current Liabilities
Loan payable	13,000	13,000
Minority Interest	1,958	1,552

Total Non-Current Liabilities	14,958	14,552

Commitments and Contingencies

Total Liabilities	208,672	195,425

Members’ Equity
Members’ equity	6,354	6,356
Retained Earnings	328,240	352,690
Accumulated other comprehensive income	3,711	2,906

Total Members’ Equity	338,305	361,952

Total Liabilities and Members’ Equity	$546,977	$557,377

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GLG
Non-GAAP Adjusted Net Income for Three and Six Months Ended June 30, 2007 and June 30, 2006
(USD in thousands)

	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2007	2006	% Change	2007	2006	% Change
Derivation of non-GAAP adjusted net income

GAAP Net income	$308,653	$111,943	176%	$329,068	$124,691	164%

Deduct: limited partner profit share	(184,047)	(51,530)	257%	(190,500)	(51,530)	270%

Non-GAAP adjusted net income	$124,606	$60,413	106%	$138,568	$73,161	89%

GLG
Non-GAAP Expenses for Three and Six Months Ended June 30, 2007 and June 30, 2006
(USD in thousands)

	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2007	2006	% Change	2007	2006	% Change
Non-GAAP expenses

GAAP employee compensation and benefits	$(56,518)	$(88,404)	(36%)	$(81,566)	$(114,459)	(29%)

Limited partner profit share	(184,047)	(51,530)	257%	(190,500)	(51,530)	270%

Non-GAAP Comprehensive limited partner profit share, compensation and benefits	$(240,565)	$(139,934)	72%	$(272,066)	$(165,989)	64%

GAAP General, administrative and other	(27,979)	(15,696)	78%	(53,743)	(27,285)	97%

Non-GAAP total expenses	$(268,544)	$(155,630)	73%	$(325,809)	$(193,274)	69%

Non-GAAP Financial Measures
GLG presents certain financial measures that are not prepared in accordance with U.S. generally accepted accounting principals, or GAAP, in addition to financial results prepared in accordance with GAAP.
Comprehensive Limited Partner Profit Share, Compensation and Benefits (“PSCB”): GLG’s management assesses its personnel-related expenses based on the measure “non-GAAP comprehensive limited partner profit share, compensation and benefits”, or non-GAAP PSCB. This non-GAAP financial measure reflects GAAP employee compensation and benefits, adjusted to include the limited partner profit shares.
Beginning in mid-2006, GLG entered into partnerships with a number of its key personnel who ceased to be employees and instead became holders of direct or indirect limited partnership interests in certain GLG entities. These individuals continue to provide services to GLG, either directly or through two limited liability partnerships. Through their partnership interests, these key individuals are entitled to profit shares in the form of priority distributions paid as partnership draws. In addition they may be entitled to an additional discretionary limited partner profit share. The key personnel that are participants in the limited partner profit share arrangement described above do not receive salaries or discretionary bonuses from GLG.
Under GAAP, limited partner profit share cannot be presented as employee compensation expense. However, management believes that it is more appropriate to treat limited partner profit share as expense when considering business performance because it reflects the cost of the services provided to GLG by these participants in the limited partner profit share arrangement. As a result, GLG presents the measure non-GAAP PSCB to show the total cost of the services provided to GLG by both participants in the limited partner profit share arrangement and employees. For purposes of this non-GAAP financial measure, GLG recognizes the limited partner profit share in the period in which the revenues related to the limited partner profit share are recognized, rather than the period in which the limited partner profit share distributions are made.
Non-GAAP PSCB is not a measure of financial performance under GAAP and should not be considered as an alternative to GAAP employee compensation and benefits.
Adjusted Net Income: GLG’s management assesses the underlying performance of its business based on the measure “adjusted net income”, which adjusts for the difference between GAAP employee compensation and benefits and non-GAAP PSCB as discussed above. Adjusted net income is not a measure of financial performance under GAAP and should not be considered as an alternative to GAAP net income as an indicator of GLG’s operating performance or any other measures of performance derived in accordance with GAAP.
GLG is providing these non-GAAP financial measures to enable investors, securities analysts and other interested parties to perform additional financial analysis of GLG’s personnel-related costs and its earnings from operations and because it believes that they will be helpful to investors in understanding all components of the personnel-related costs of GLG’s business. GLG’s management believes that the non-GAAP financial measures also enhance comparisons of GLG’s core results of operations with historical periods. In particular, GLG believes that the non-GAAP adjusted net income measure better represents profits available for distribution to stockholders than does GAAP net income.
Investors should consider these non-GAAP financial measures in addition to, and not as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. The non-GAAP financial measures presented by GLG may be different from non-GAAP financial measures used by other companies.

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GLG
Financial Supplement

(USD in millions)	1Q 2007	2Q 2007	1H 2007	LTM(1)

Gross AUM	18,655	21,522	21,522	21,522

Net AUM	16,085	18,585	18,585	18,585

Average net AUM	15,620	17,335	16,608	15,402

(USD in thousands)

Management fees	57,343	62,991	120,334	223,636

Performance fees	2,521	340,512	343,032	561,827

Administration fees	12,645	14,036	26,680	45,573

Other	498	472	970	3,985

Total net revenues and other income	73,007	418,010	491,016	835,021

Employee compensation and benefits	(25,048)	(56,518)	(81,566)	(135,493)

General, administrative and other	(25,764)	(27,979)	(53,743)	(94,862)

Net interest income	1,475	171	1,647	3,730

Income tax expense	(3,255)	(25,031)	(28,286)	(44,510)

GAAP net income	20,414	308,654	329,068	563,886

Deduct: Limited partner profit share	(6,453)	(184,047)	(190,500)	(340,420)

Non-GAAP adjusted net income(2)	13,962	124,607	138,568	223,466

Management fees and Administration fees/Avg. net AUM (3)	1.8%	1.8%	1.8%	1.7%
Total net revenues and other income/Avg. net AUM(3)	1.9%	9.6%	5.9%	5.4%
Employee compensation and benefits and Limited partner profit share/ Total net revenues and other income	43%	58%	55%	57%
General, administrative and other expenses/Total net revenues and other income	35%	7%	11%	11%
Non-GAAP adjusted net income/Total net revenues and other income	19%	30%	28%	27%
Effective income tax rate	19%	17%	17%	17%

(1)	LTM period is July 1, 2006 to June 30, 2007.

(2)	See “Non-GAAP Financial Measures” for further detail.

(3)	Ratios annualized for 1Q, 2Q and 1H 2007.

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Composition of Assets Under Management Supplement
(USD in millions)

	As of March 31,		As of June 30,
	2007	2006	2007	2006

Alternative strategy	$11,200	$7,883	$12,826	$9,059
Long-only	3,882	3,667	4,432	3,730
Internal FoHF	1,404	937	1,627	1,086
External FoHF	575	447	599	477

Gross Fund-Based AUM	17,060	12,934	19,485	14,351

Managed accounts	1,398	505	1,843	937
Cash	197	395	194	339

Total Gross AUM	18,655	13,834	21,522	15,627

Less: internal FoHF investments in GLG funds	(1,372)	(940)	(1,642)	(1,020)
Less: external FoHF investments in GLG funds	(53)	—	(56)	(13)
Less: alternatives fund-in-fund investments	(1,145)	(1,082)	(1,239)	(1,127)

Net AUM	$16,085	$11,811	$18,585	$13,467

	As of March 31,		As of June 30,
	2007	2006	2007	2006

Gross AUM	$18,655	$13,834	$21,522	$15,627
YoY % Change	35%		38%
Net AUM	16,085	11,811	18,585	13,467
YoY % Change	36%		38%

	Three Months Ended March 31,		Three Months Ended June 30,		Six Months Ended June 30,
	2007	2006	2007	2006	2007	2006
Opening Gross Fund-Based AUM	$16,053	$11,484	$17,060	$12,934	$16,053	$11,484
Fund-based inflows (net of redemptions)	160	206	1,393	1,407	1,552	1,613
Fund-based net performance (gains net of losses)	848	1,244	1,032	10	1,880	1,254

Closing Gross Fund-Based AUM	$17,060	$12,934	$19,485	$14,351	$19,485	$14,351

% of Opening Gross Fund-Based AUM
Gross Fund-based inflows (net of redemptions)	1.0%	1.8%	8.2%	10.9%	9.7%	14.0%
Gross Fund-based net performance (gains net of losses)	5.3%	10.8%	6.0%	0.1%	11.7%	10.9%

Opening Managed Accounts AUM	$1,233	$335	$1,398	$505	$1,233	$335
Inflows (net of redemptions)	68	134	351	536	419	670
Net performance (gains net of losses)	97	36	94	(104)	191	(68)

Closing Managed Accounts AUM	$1,398	$505	$1,843	$937	$1,843	$937

% of Opening Managed Accounts AUM
Inflows (net of redemptions)	5.5%	40.0%	25.1%	106.1%	34.0%	200.0%
Net Performance (gains net of losses)	7.9%	10.7%	6.7%	(20.6%)	15.5%	(20.3%)
     Note: Net performance is based on both opening AUM and inflows during the period and can be influenced by heavy inflows.

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